PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant / /
Filed by a party other than the registrant /X/


Check the appropriate box:
/ /     Preliminary proxy statement
/X/     Definitive proxy statement
/ /     Definitive additional materials
/ /     Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                               NS&L BANCORP, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)


                               NS&L BANCORP, INC.
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
/X/     No fee required.
/ /     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:
                              N/A
--------------------------------------------------------------------------------
(2) Aggregate number of securities to which transactions applies:
                              N/A
--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
                              N/A
--------------------------------------------------------------------------------
(4) Proposed maximum aggregate value of transaction:
                              N/A
--------------------------------------------------------------------------------
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)   Amount previously paid:
                             N/A
--------------------------------------------------------------------------------
(2)   Form, schedule or registration statement no.:
                             N/A
--------------------------------------------------------------------------------
(3)   Filing party:
                             N/A
--------------------------------------------------------------------------------
(4)   Date filed:
                             N/A
--------------------------------------------------------------------------------

                         NS&L Bancorp, Inc.











                               December 10, 1998





Dear Stockholder:

      You are cordially invited to attend the Annual Meeting of Stockholders of NS&L Bancorp, Inc. The meeting will be held at the branch office of Neosho Savings and Loan Association, F.A. at 713 S. Neosho Boulevard, Neosho, Missouri, on Wednesday, January 13, 1999, at 3:00 p.m., Central Time.

      The Notice of Annual Meeting and Proxy Statement appearing on the following pages describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Corporation. Directors and officers of the Corporation, as well as a representative of Kirkpatrick, Phillips & Miller, CPAs, P.C., the Corporation's independent auditors, will be present to respond to appropriate questions of stockholders.

      It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

      We look forward to seeing you at the meeting.

                                    Sincerely,


                                    /s/ C. R. Butler
                                    ---------------------------
                                    C. R. Butler
                                    PRESIDENT AND CHIEF EXECUTIVE OFFICER

                              NS&L BANCORP, INC.
                             111 EAST MAIN STREET
                            NEOSHO, MISSOURI  64850
                                (417) 451-0429

--------------------------------------------------------------------------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON JANUARY 13, 1999

--------------------------------------------------------------------------------


      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of NS&L Bancorp, Inc. ("Corporation") will be held at the branch office of Neosho Savings and Loan Association, F.A. at 713 S. Neosho Boulevard, Neosho, Missouri, on Wednesday, January 13, 1999, at 3:00 p.m., Central Time, for the following purposes:

            1.    To elect two directors to serve for a term of three years;

            2. To ratify the appointment of Kirkpatrick, Phillips & Miller, CPAs, P.C., as auditors for the Corporation for the fiscal year ending September 30, 1999; and

            3. To consider and act upon such other matters as may properly come before the meeting or any adjournments thereof.

      NOTE: The Board of Directors is not aware of any other business to come before the meeting.

      Any action may be taken on the foregoing proposals at the meeting on the date specified above or on any date or dates to which, by original or later adjournment, the meeting may be adjourned. Stockholders of record at the close of business on December 1, 1998 are entitled to notice of and to vote at the meeting and any adjournments or postponements thereof.

      Please complete and sign the enclosed form of proxy, which is solicited by the Board of Directors, and mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.

                                    BY ORDER OF THE BOARD OF DIRECTORS



                                    /S/ DOROTHY A. LADUE
                                    ----------------------------
                                    DOROTHY A. LADUE
                                    SECRETARY

Neosho, Missouri
December 10, 1998

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE CORPORATION THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                PROXY STATEMENT
                                      OF
                              NS&L BANCORP, INC.
                             111 EAST MAIN STREET
                            NEOSHO, MISSOURI  64850
                                (417) 451-0429


--------------------------------------------------------------------------------

                        ANNUAL MEETING OF STOCKHOLDERS
                               JANUARY 13, 1999

--------------------------------------------------------------------------------


      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of NS&L Bancorp, Inc. ("Corporation") to be used at the Annual Meeting of Stockholders of the Corporation. The Annual Meeting will be held at the branch office of Neosho Savings and Loan Association, F.A. at 713 S. Neosho Boulevard, Neosho, Missouri, on Wednesday, January 13, 1999, at 3:00 p.m., Central Time. The Corporation is the holding company for Neosho Savings and Loan Association, F.A. ("Association"). This Proxy Statement and the enclosed proxy card are being first mailed to stockholders on or about December 10, 1998.
--------------------------------------------------------------------------------

                          VOTING AND PROXY PROCEDURE

--------------------------------------------------------------------------------

      STOCKHOLDERS ENTITLED TO VOTE. Stockholders of record as of the close of business on December 1, 1998 are entitled to one vote for each share of common stock ("Common Stock") of the Corporation then held. As of December 1, 1998, the Corporation had 616,839 shares of Common Stock issued and outstanding.

      QUORUM. The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Abstentions will be counted as shares present and entitled to vote at the Annual Meeting for purposes of determining the existence of a quorum. Broker non-votes will be considered shares present and will be included in determining whether a quorum is present.

      VOTING. The Board of Directors solicits proxies so that each stockholder has the opportunity to vote on the proposals to be considered at the Annual Meeting. When a proxy card is returned properly signed and dated, the shares represented thereby will be voted in accordance with the instructions on the proxy card. Where no instructions are indicated, proxies will be voted FOR the nominees for directors set forth below and FOR the ratification of the appointment of Kirkpatrick, Phillips & Miller, CPAs, P.C., as auditors for the Corporation. If a stockholder of record attends the Annual Meeting, he or she may vote by ballot.

      The two directors to be elected at the Annual Meeting will be elected by a plurality of the votes cast by the stockholders present in person or by proxy and entitled to vote. Stockholders are not permitted to cumulate their votes for the election of directors. With respect to the election of directors, votes may be cast for or withheld from each nominee. Votes that are withheld will have no effect on the outcome of the election because the nominees receiving the greatest number of votes will be elected. With respect to the ratification of auditors, stockholders may vote for the proposal, against the proposal or may abstain from voting. Ratification of the appointment of Kirkpatrick, Phillips & Miller, CPAs, P.C., as auditors will require the affirmative vote of a majority of the shares represented at the Annual Meeting and entitled to vote. Thus, abstentions on the Corporation's proposal to ratify the appointment of auditors will have the effect of a vote against such proposal. Broker non-votes will not be included in vote totals and will have no effect on the outcome of the vote.

      REVOCATION OF A PROXY. Stockholders who execute proxies retain the right to revoke them at any time before they are voted. Proxies may be revoked by written notice delivered in person or mailed to the Secretary of the Corporation or by filing a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting. Attendance at the Annual Meeting will not automatically revoke a proxy, but a stockholder of record in attendance may request a ballot and vote in person, thereby revoking a prior granted proxy.

      PARTICIPANTS IN THE ASSOCIATION'S ESOP. If a shareholder is a participant in the Neosho Savings and Loan Association, F.A. Employee Stock Ownership Plan (the "ESOP"), the proxy card represents a voting instruction to the trustees of the ESOP as to the number of shares in the participant's plan account. Each participant in the ESOP may direct the trustees as to the manner in which shares of Common Stock allocated to the participant's plan account are to be voted. Unallocated shares of Common Stock held by the ESOP and allocated Shares for which no voting instructions are received will be voted by the Trustees in the same proportion as shares for which the trustees have received voting instructions.


--------------------------------------------------------------------------------

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
--------------------------------------------------------------------------------

      Persons and groups who beneficially own in excess of 5% of the Corporation's Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended ("Exchange Act"). Based upon such reports, the following table sets forth, as of December 1, 1998, certain information as to those persons who were beneficial owners of more than 5% of the outstanding shares of Common Stock. Management knows of no persons other than those set forth below who owned more than 5% of the outstanding shares of Common Stock at December 1, 1998. The following table also sets forth, as of December 1, 1998, information as to the shares of Common Stock beneficially owned by each director, by the Chief Executive Officer of the Corporation and by all executive officers and directors of the Corporation as a group.

                               Amount and Nature     Percent of
                                  of Beneficial    Common Stock
Beneficial Owner                  Ownership (1)     Outstanding
----------------                  -------------     -----------

BENEFICIAL OWNERS OF MORE THAN 5%

Neosho Savings and Loan              68,516             11.1%
  Association, F.A.
Employee Stock Ownership Plan Trust

John Hancock Advisors, Inc.          35,000(2)            5.7
101 Huntington Avenue
Boston, MA  02199

                                       Amount and Nature       Percent of
                                          of Beneficial       Common Stock
Beneficial Owner                          Ownership (1)        Outstanding
----------------                          -------------        -----------

DIRECTORS AND CHIEF EXECUTIVE OFFICER

George A. Henry                               19,794              3.2%
C.R. "Rick" Butler (3)                        23,300              3.7
Jon C. Genisio                                27,594              4.5
John D. Mills                                  9,644              1.6
Ralph J. Haas                                  8,594              1.4
Robert J. Johnson                              8,594              1.4

All Executive Officers and
Directors as a
Group (8 persons)                            114,279             17.8
--------------------
(1) In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common Stock if he or she has voting or investment power with respect to such security. The table includes shares owned by spouses, other immediate family members in trust, shares held in retirement accounts or funds for the benefit of the named individuals, and other forms of ownership, over which shares the persons named in the table may possess voting and/or investment power. The amounts shown include the following amounts of Common Stock which the following individuals have the right to acquire within 60 days of December 1, 1998, through the exercise of stock options granted pursuant to the Corporation's stock option plan: Mr. Henry, 2,568; Mr. Butler, 9,600; Mr. Genisio, 2,568; Mr. Mills, 2,568; Mr. Haas, 2,568; Mr. Johnson, 2,568;
    and all executive officers and directors as a group, 24,840. The amounts shown also include the following amounts of restricted shares of Common Stock awarded under the Corporation's Management Recognition and Development Plan whose restrictions will lapse within 60 days of December 1, 1998: Mr. Henry, 342; Mr. Butler, 3,200; Mr. Genisio, 342; Mr. Mills, 342; Mr. Haas, 342; Mr. Johnson, 342; and all executive officers and directors as a group, 6,370. Shares held in accounts under the ESOP, as to which the holders have voting power but not investment power, are also included as follows: Mr. Butler, 4,840 shares; all executive officers and directors as a group, 9,486 shares.
(2) Information concerning the shares owned by John Hancock Advisers, Inc. as of December 31, 1997 was obtained from an amended Schedule 13G dated January 7, 1998. According to this filing, John Hancock Advisors, Inc., an investment advisor registered under the Investment Advisors Act of 1940, has sole voting and dispositive power with respect to 35,000 shares.
(3) Mr. Butler is also the Chief Executive Officer of the Corporation.

--------------------------------------------------------------------------------

                      PROPOSAL 1 - ELECTION OF DIRECTORS

--------------------------------------------------------------------------------

      The Corporation's Board of Directors consists of six members. The Board is divided into three classes with three-year staggered terms, with one third of the directors elected each year. Two directors will be elected at the Annual Meeting to serve for a three year period, or until their respective successors have been elected and qualified. The Board of Directors has nominated for election as directors Jon C. Genisio and John D. Mills. The nominees are current members of the Boards of Directors of the Corporation and the Association.

      It is intended that the proxies solicited by the Board of Directors will be voted "FOR" the election of the above named nominees. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the Board of Directors may reduce the size of the Board. At this time, the Board knows of no reason why any nominee might be unavailable to serve.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE ELECTION OF MESSRS. GENISIO AND MILLS.

      The following table sets forth certain information regarding the nominees for election at the Annual Meeting, as well as information regarding those directors continuing in office after the Annual Meeting. Unless otherwise indicated, the principal occupation listed for each person below has been his occupation for the past five years.

                                                           Year First    Year
                                                           Elected       Term
     Name          Age(1)       Principal Occupation       Director(2)   Expires
-------------     --------      --------------------       -----------   -------

                                BOARD NOMINEES

Jon C. Genisio      56        Owner/Operator of Jon's           1976     2002(3)
                              Pharmacy, Inc., Neosho,
                              Missouri


John D. Mills       48        President of Mills                1982     2002(3)
                              Appliance, Inc. a retail
                              furniture and appliance
                              dealership in Neosho,
                              Missouri

                        DIRECTORS CONTINUING IN OFFICE

C.R. Butler         51        Chief Executive Officer and       1982     2000
                              President of the Corporation
                              and the Association

Ralph J. Haas       53        President of Haas Warehousing     1990     2000
                              Inc., Neosho, Missouri

Robert J. Johnson   68        Retired insurance agent           1995     2001


George A. Henry     75        Retired Newton County             1964     2001
                              Circuit Court Judge

-----------
(1)     At September 30, 1998.
(2)     Includes  prior  service on the Board of Directors of the  Association.
(3)     Assumes the individual is re-elected.

--------------------------------------------------------------------------------

              MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

--------------------------------------------------------------------------------

      The Boards of Directors of the Corporation and the Association conduct their business through meetings of the Boards and through their committees. During the fiscal year ended September 30, 1998, the Board of Directors of the Corporation held six meetings and the Board of Directors of the Association held 13 meetings. No director of the Corporation or the Association attended fewer than 75% of the total meetings of the Boards and committees on which such Board member served during this period.

      The Executive Committee of the Board of Directors, consisting of Directors Butler, Genisio and Henry, meets as necessary between meetings of the full Board of Directors. All actions of the Executive Committee must be ratified by the full Board of Directors. The Executive Committee met two times during the fiscal year ended September 30, 1998.

      The Board of Directors of the Corporation has an Audit/Budget Committee, consisting of Directors Haas, Genisio and Mills, which is responsible for developing and monitoring the Corporation's audit program. The Board selects the Corporation's outside auditors and meets with them to discuss the results of the annual audit and any related matters. The Board also receives and reviews the reports and findings and other information presented to them by the Association's officers regarding financial reporting policies and practices. The Audit/Budget Committee met one time during the fiscal year ended September 30, 1998.

      The  Association   also  has  standing  Real  Estate/Loan  and  Investment
Committees. The Board of Directors does not have a standing compensation committee.

      The Board of Directors of the Corporation acts as a nominating committee for selecting the nominees for election as directors. The Board of Directors met once in its capacity as the nominating committee during the year ended September 30, 1998.

--------------------------------------------------------------------------------

                           DIRECTORS' COMPENSATION

--------------------------------------------------------------------------------

      All of the Directors of the Corporation currently serve on the Board of Directors of the Association. Directors of the Association currently receive a fee of $500 per month. No additional compensation is paid for service on the Board of Directors of the Corporation.

      On May 16, 1997, the Association adopted a Director Emeritus Plan pursuant to which retired directors may be eligible to receive up to 100% of their monthly director's fees for a period of 60 months following their retirement. As a condition to payment, a Director Emeritus must be available to advise and consult with the management of the Association and refrain from business activities that are competitive or contrary to the interests of the Association. Directors serving at the effective date of the plan will vest in their retirement benefit at the rate of 20% per year with full vesting after five years of service. New directors will be 50% vested after five years of service, 75% vested after ten years of service and 100% vested after 15 years of service. In the event of a change in control (as defined in the plan) of the Corporation or the Association, each Director will be entitled to receive a cash payment equal to five years of the monthly director's fees paid at that time and each Director Emeritus will be entitled to receive a cash payment equal to the sum of the monthly payments remaining to be paid to such person under the Director Emeritus Plan. In the event of the death or disability of a Director, the Director or his surviving spouse will receive an amount equal to 100% of the monthly director's fees for a period of 60 months.

--------------------------------------------------------------------------------

                            EXECUTIVE COMPENSATION

--------------------------------------------------------------------------------

SUMMARY COMPENSATION TABLE

      The following information is furnished for the Chief Executive Officer of the Corporation. No other executive officer of the Corporation or the Association received salary and bonuses in excess of $100,000 during the year ended September 30, 1998.



                                                                                LONG-TERM COMPENSATION
                                                                                ----------------------
                                               ANNUAL COMPENSATION                     AWARDS
                                       -----------------------------------      -----------------------
                                                                                RESTRICTED   SECURITIES
NAME AND                                                       OTHER ANNUAL       STOCK      UNDERLYING       ALL OTHER
POSITION                     YEAR      SALARY($)    BONUS($)   COMPENSATION($)    AWARD($)   OPTIONS(#)     COMPENSATION($)
--------                     ----      ---------    --------   ---------------    --------   ----------     ---------------

C.R. Butler                  1998       $74,040      $5,250       $6,000(1)           --           --          $16,171(3)
  President and Chief        1997        70,942       6,000        6,000              --           --           17,621
  Executive Officer          1996        68,336       6,500        6,000         $84,094(2)    16,000            2,089
-----------
(1)    Represents  $6,000  in  directors'  fees from the  Association.  Does not  include certain  additional  benefits,  the aggregate amounts of which do  not exceed 10% of total annual salary and bonus.
(2)    Represents the total value of the award of 6,500 shares of restricted stock on January 17, 1996, which award will vest ratably over a five-year period.  At September 30, 1998, 3,900 shares remained unvested and had a value of $59,900.
       Dividends will be paid on the restricted stock.
(3)    Represents employer contribution to 401(k) plan of $2,222 and ESOP contribution of $13,949.


OPTION EXERCISE/VALUE TABLE

      The following information with respect to options exercised during the fiscal year ended September 30, 1998 and remaining unexercised at the end of the fiscal year, is presented for Mr. Butler.


                                                                                    VALUE OF UNEXERCISED
                SHARES                          NUMBER OF SECURITIES                IN-THE-MONEY OPTIONS
                ACQUIRED ON     VALUE           UNDERLYING UNEXERCISED OPTIONS      AT FISCAL YEAR END($)(1)
                                                ------------------------------      -----------------------------
NAME            EXERCISE(#)     REALIZED($)     EXERCISABLE      UNEXERCISABLE      EXERCISABLE     UNEXERCISABLE
----            -----------     -----------     -----------      -------------      -----------     -------------

C.R. Butler         --              --             6,400             9,600            $15,498          $23,246

----------
(1)  Value of unexercised  in-the-money options equals the market value of shares covered by in-the-money options on  September 30, 1998 less the option  exercise price.  Options are in-the-money if the market value of the shares covered by the options is greater than the option exercise price.


EMPLOYMENT AGREEMENT

      Effective June 1, 1995, the Corporation and the Association (collectively, the "Employers") entered into a three-year employment agreement with Mr. Butler. Under such agreement, the current salary level for Mr. Butler is $76,500, which amount is paid by the Association and which may be increased at the discretion of the Board of Directors or an authorized committee of the Board. On each anniversary of the commencement date of the agreement, the term of the agreement may be extended for an additional year. The agreement is terminable by the Employers for just cause at any time or upon the occurrence of certain events specified by federal regulations.

      The employment agreement provides for severance payments and other benefits in the event of involuntary termination of employment in connection with any change in control of the Employers. Severance payments also will be provided on a similar basis in connection with a voluntary termination of employment where, subsequent to a change in control, Mr. Butler is assigned duties inconsistent with his positions, duties, responsibilities and status immediately prior to such change in control. The term "change in control" is defined in the agreement as, among other things, any time during the period of employment when (a) a person other than the Corporation purchases shares of Common Stock pursuant to a tender or exchange offer for such shares, (b) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) is or becomes the beneficial owner, directly or indirectly, of securities of the Corporation representing 25% or more of the combined voting power of the Corporation's then outstanding securities, (c) the membership of the Board of Directors changes as the result of a contested election, or (d) stockholders of the Corporation approve a merger, consolidation, sale or disposition of all or substantially all of the Corporation's assets, or a plan of partial or complete liquidation.

      The severance payments from the Employers will equal 2.99 times Mr. Butler's average annual compensation during the preceding five years. Such amount will be paid in a lump sum within ten business days following the termination of employment. Had a change in control of the Employers occurred during the year ended September 30, 1998, he would have been entitled to a severance payment of approximately $218,636. Section 280G of the Internal Revenue Code of 1986, as amended ("Code"), states that severance payments which equal or exceed three times the base compensation of the individual are deemed to be "excess parachute payments" if they are contingent upon a change in control. Individuals receiving excess parachute payments are subject to a 20% excise tax on the amount of such excess payments, and the Employers would not be entitled to deduct the amount of such excess payments.

      The agreement restricts Mr. Butler's right to compete against the Employers for a period of one year from the date of termination of the agreement if Mr. Butler voluntarily terminates his employment, except in the event of a change in control.

      The Association has also entered into a salary continuation agreement with Mr. Butler to provide him with additional compensation at retirement or to a designated beneficiary in the event of his death while employed by the Association. The agreement provides for the payment to Mr. Butler of $25,000 per year for a period of ten or more years (based on the payout of the accumulated cash value of a life insurance policy purchased in connection with the Association's obligation to Mr. Butler) following his retirement at or after age 62 or to his beneficiary in the event of his death while still employed by the Association. Benefits under the agreement are reduced proportionately in the event of Mr. Butler's early retirement at or after age 55. The agreement constitutes an unfunded and unsecured obligation of the Association.

--------------------------------------------------------------------------------

              COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

--------------------------------------------------------------------------------

      Section 16(a) of the Exchange Act requires the Corporation's executive officers and directors, and persons who beneficially own more than 10% of any registered class of the Corporation's equity securities, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than 10% shareholders are required by regulation to furnish the Corporation with copies of all Section 16(a) forms they file.

      Based solely on a review of the copies of such forms it has received and written representations provided to the Corporation by the above referenced persons, the Corporation believes that during the fiscal year ended September 30, 1998 all filing requirements applicable to its reporting officers, directors and greater than ten percent beneficial owners were properly and timely complied with.

--------------------------------------------------------------------------------

                         TRANSACTIONS WITH MANAGEMENT

--------------------------------------------------------------------------------

      Federal regulations require that all loans or extensions of credit to executive officers and directors must generally be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons (unless the loan or extension of credit is made under a benefit program generally available to all other employees and does not give preference to any insider over any other employee) and must not involve more than the normal risk of repayment or present other unfavorable features. The Corporation's policy is to offer loans to the Association's executive officers, directors and employees on their personal residences at rates lower than those offered to the general public, subject to compliance with the Association's underwriting standards. In addition, loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to such person and his related interests, are in excess of the greater of $25,000 or 5% of the Association's capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors.

--------------------------------------------------------------------------------

            PROPOSAL 2 -- RATIFICATION OF APPOINTMENT OF AUDITORS

--------------------------------------------------------------------------------

      Kirkpatrick, Phillips & Miller, CPAs, P.C., served as the Corporation's independent public accountants for the 1998 fiscal year. The Board of Directors has appointed Kirkpatrick, Phillips & Miller, CPAs, P.C., to be its auditors for the 1999 fiscal year, subject to the ratification by stockholders.

      A representative of Kirkpatrick, Phillips & Miller is expected to be present at the Annual Meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he or she desire to do so.

      If the ratification of the appointment of the auditors is not approved by a majority of the votes cast by stockholders at the Annual Meeting, other independent public accountants will be considered by the Board of Directors. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF AUDITORS.

--------------------------------------------------------------------------------

                              OTHER MATTERS

--------------------------------------------------------------------------------

      The Board of Directors of the Corporation is not aware of any business to come before the Annual Meeting other than those matters described in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

--------------------------------------------------------------------------------

                                MISCELLANEOUS

--------------------------------------------------------------------------------

      The cost of solicitation of proxies will be borne by the Corporation. The Corporation will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Corporation may solicit proxies personally or by telecopier or telephone without additional compensation.

      The Corporation's Annual Report to Stockholders, including financial statements, has been mailed to all stockholders of record as of the close of business on December 1, 1998. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Corporation. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated herein by reference.

      A COPY OF THE CORPORATION'S FORM 10-KSB FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1998, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO DOROTHY A. LADUE, CORPORATE SECRETARY, NS&L BANCORP, INC., 111 EAST MAIN STREET, NEOSHO, MISSOURI 64850.

--------------------------------------------------------------------------------

                            STOCKHOLDER PROPOSALS

--------------------------------------------------------------------------------

      Proposals of stockholders intended to be presented at the Corporation's annual meeting to be held in 2000 must be received by the Corporation no later than August 12, 1999 to be considered for inclusion in the proxy materials and form of proxy relating to such meeting. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

      The Corporation's Bylaws set forth certain procedures which stockholders must follow in order to nominate a director or present any business at an annual stockholders meeting. Generally, a stockholder must deliver notice of such nominations and/or proposals to the Secretary not less than 30 nor more than 60 days prior to the date of the Annual Meeting; provided that if less than 40 days' notice of the Annual Meeting is given to stockholders, such notice must be delivered not later than the close of the tenth day following the day on which notice of the Annual Meeting was mailed to stockholders. Based on the date of the 1999 Annual Meeting, the Corporation anticipates that, in order to be timely, stockholder nominations or proposals intended to be made at the 2000 Annual Meeting must be made by December 14, 1999. The Bylaws specify the information that must accompany any such stockholder notice. Copies of the Bylaws may be obtained from the Secretary of the Corporation.


                                           BY ORDER OF THE BOARD OF DIRECTORS


                                           /s/ DOROTHY A. LADUE
                                           -----------------------------
                                           DOROTHY A. LADUE
                                           SECRETARY

Neosho, Missouri
December 10, 1998

                                REVOCABLE PROXY
                              NS&L BANCORP, INC.

--------------------------------------------------------------------------------

                        ANNUAL MEETING OF STOCKHOLDERS
                               JANUARY 13, 1999

--------------------------------------------------------------------------------

      The undersigned hereby appoints George Henry and C.R. Butler as the official Proxy Committee of the Board of Directors with full powers of substitution, as attorneys and proxies for the undersigned, to vote all shares of common stock of NS&L Bancorp, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held at the branch office of Neosho Savings and Loan Association, F.A. at 713 S. Neosho Boulevard, Neosho, Missouri, on Wednesday, January 13, 1999, at 3:00 p.m., Central Time, and at any and all adjournments thereof, as follows:

                                                                      VOTE
                                                       FOR           WITHHELD
                                                       ---           --------

      1.     The election as directors of
             all nominees listed below
             (except as marked to the                  /  /             /  /
             contrary below).                          ---              ---


             Jon C. Genisio
             John D. Mills

             INSTRUCTION:  TO WITHHOLD YOUR VOTE
             FOR ANY INDIVIDUAL NOMINEE, WRITE
             THAT NOMINEE'S NAME ON THE LINE BELOW.


             -----------------------
             -----------------------


                                                         FOR   AGAINST   ABSTAIN
                                                         ---   -------   -------
      2.     The ratification of the appointment of      /  /    /  /      / /
             Kirkpatrick, Phillips & Miller  CPAs, P.C., ---     ---       ---
             as auditors for the Corporation for
             the fiscal year ending September 30, 1999.

      3. In their discretion, upon such other matters as may properly come before the meeting.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES FOR DIRECTOR AND THE ABOVE PROPOSAL.

This proxy also  provides  voting  instructions  to the  Trustees  of the Neosho
Savings  and  Loan   Association,   F.A.   Employee  Stock  Ownership  Plan  for
participants with shares allocated to their accounts.


      THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGEMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


      Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Corporation at the Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

      The undersigned acknowledges receipt from the Corporation prior to the execution of this proxy of the Notice of Annual Meeting of Stockholders, a proxy statement dated December 10, 1998 and the 1998 Annual Report to Stockholders.

Dated:                  , 199
        ----------------     --


------------------------                       -------------------------
PRINT NAME OF STOCKHOLDER                      PRINT NAME OF STOCKHOLDER



------------------------                       -------------------------
SIGNATURE OF STOCKHOLDER                       SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on this proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.



PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE- PREPAID ENVELOPE.